Cincinnati Financial Corporation
Supplemental Financial Data
September 30, 2006
Third Quarter

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
(513) 870-2768	(513) 603-5323		(513) 870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	--	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	--	AA-

Ratings are as of November 1, 2006, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited.  These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2005. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

	Cincinnati Financial Corporation
Supplemental Financial Data
Third Quarter 2006
	Page	Status
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3	11/1/2006

Consolidated
Quick Reference	4	11/1/2006
Consolidated Statements of Income	5	11/1/2006
CFC and Subsidiary Consolidation – Nine Months Ended September 30, 2006	6	11/1/2006
CFC and Subsidiary Consolidation – Nine Months Ended September 30, 2005	7	11/1/2006
CFC and Subsidiary Consolidation – Three Months Ended September 30, 2006	8	11/1/2006
CFC and Subsidiary Consolidation – Three Months Ended September 30, 2005	9	11/1/2006
Consolidated Balance Sheets	10	11/1/2006
10-Year Net Income Reconciliation	11	11/1/2006
Quarterly Net Income Reconciliation	12	11/1/2006
Top Holdings -- Common Stocks	13	11/1/2006

Property Casualty Insurance Operations
GAAP Statements of Income	14	11/1/2006
Statutory Statements of Income	15	11/1/2006
Statutory Quarterly Analysis – Consolidated	16	11/1/2006
Statutory Quarterly Analysis – Commercial Lines	17	11/1/2006
Statutory Quarterly Analysis – Personal Lines	18	11/1/2006
Direct Written Premiums by Line of Business and State	19	11/1/2006
Quarterly Property Casualty Data – Commercial Lines of Business	20	11/3/2006
Quarterly Property Casualty Data – Personal Lines of Business	21	11/3/2006

Reconciliation Data
10-Year Property Casualty Data – Consolidated	22	11/1/2006
6-Year Property Casualty Data – Commercial Lines	23	11/1/2006
6-Year Property Casualty Data – Personal Lines	24	11/1/2006
Quarterly Property Casualty Data – Consolidated	25	11/1/2006
Quarterly Property Casualty Data – Commercial Lines	26	11/1/2006
Quarterly Property Casualty Data – Personal Lines	27	11/1/2006

Life Insurance Operations
GAAP Statements of Income	28	11/1/2006
Statutory Statements of Income	29	11/1/2006
Expenses as a Percentage of Premium	30	11/1/2006


2006 Third-Quarter Supplement

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities and embedded derivatives without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

•

Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.

•

Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.

•

One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.

○

In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of the $39 million one-time, pretax charge incurred in 2000.

○

In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

○

In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.

2006 Third-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Third Quarter 2006
(all data shown is for the three months ended or as of September 30, 2006)

(Based on reported data - see Pages 25-27 for adjusted data)

(Dollars in millions except share data)
Revenues:		Benefits and expenses:

Commercial lines net written premiums	$582	Commercial lines loss and loss expenses	$377
Year-over-year percentage change	6.5%	Year-over-year percentage change	4.5%
Personal lines net written premiums	$198	Personal lines loss and loss expenses	$139
Year-over-year percentage change	(8.0)%	Year-over-year percentage change	(1.2)%
Property casualty net written premiums	$780	Property casualty loss and loss expenses	$516
Year-over-year percentage change	2.4%	Year-over-year percentage change	2.9%
Commercial lines net earned premiums	$602	Life and accident and health losses and policy benefits	$33
Year-over-year percentage change	6.7%	Year-over-year percentage change	21.2%
Personal lines net earned premiums	$189	Operating expenses	$257
Year-over-year percentage change	(5.9)%	Year-over-year percentage change	2.2%
Property casualty net earned premiums	$791	Interest expenses	$13
Year-over-year percentage change	3.4%	Year-over-year percentage change	1.6%
Life and accident and health net earned premiums	$28	Total expenses	$819
Year-over-year percentage change	9.4%	Year-over-year percentage change	3.3%
Investment income	$144	Income before income taxes	$148
Year-over-year percentage change	7.5%	Year-over-year percentage change	(2.4)%
Realized gains on investments	$0	Total income tax	$33
Year-over-year percentage change	nm %	Year-over-year percentage change	(5.2)%
Other income	$4	Effective tax rate	21.9%
Year-over-year percentage change	(2.6)%
Total revenues	$967	Ratios:
Year-over-year percentage change	2.4%
		Commercial lines GAAP combined ratio	93.4%
Income:		Personal lines GAAP combined ratio	104.4%
		Property casualty GAAP combined ratio	96.1%
Operating income	$115
Year-over-year percentage change	7.5%	Commercial lines STAT combined ratio	94.1%
Net realized investment gains and losses	$0	Personal lines STAT combined ratio	104.0%
Year-over-year percentage change	nm %	Property casualty STAT combined ratio	96.4%
Net income	$115
Year-over-year percentage change	(1.6)%	Return on equity based upon net income (annualized)	7.4%
		Return on equity based upon operating income (annualized)	7.4%
Per share: (diluted)
		Balance Sheet:
Operating income	$0.66
Year-over-year percentage change	8.2%	Fixed maturity investments	$5,790
Net realized investment gains and losses	$0.00	Equity securities	7,256
Year-over-year percentage change	nm %	Other invested assets	58
Net income	$0.66	Total invested assets	$13,104
Year-over-year percentage change	0.0%
Book value	$37.32	Property casualty and life loss and loss expense reserves	$3,878
Year-over-year percentage change	8.4%	Total debt	840
Weighted average shares -- diluted	175,260,063	Shareholders equity	6,464
Year-over-year percentage change	(0.9)%

2006 Third-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income
	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2006	2005	Change	% Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$832,224,817	$816,434,954	$15,789,863	1.93	$2,475,926,407	$$2,418,228,387	$57,698,020	2.39
Life	36,294,277	33,816,806	2,477,471	7.33	109,318,969	103,387,385	5,931,584	5.74
Accident health	1,709,173	1,640,686	68,487	4.17	4,948,521	4,729,937	218,584	4.62
Premiums ceded	(51,268,668)	(61,598,673)	10,330,005	16.77	(144,775,239)	(165,607,399)	20,832,160	12.58
Total premiums earned	818,959,599	790,293,773	28,665,826	3.63	2,445,418,658	2,360,738,310	84,680,348	3.59
Investment income	143,775,266	133,715,046	10,060,220	7.52	425,032,304	390,084,902	34,947,402	8.96
Realized gain on investments	(172,581)	15,956,443	(16,129,024)	(101.08)	671,377,232	37,641,729	633,735,503	1,683.60
Other income	4,404,807	4,522,882	(118,075)	(2.61)	13,779,080	12,114,228	1,664,852	13.74
Total revenues	$966,967,091	$944,488,144	$22,478,947	2.38	$3,555,607,274	$2,800,579,169	$755,028,105	26.96

Benefits & expenses:
Losses & policy benefits	$578,846,827	$591,433,357	$(12,586,530)	(2.13)	$1,694,301,755	$1,628,467,395	$65,834,360	4.04
Reinsurance recoveries	(30,315,757)	(63,310,660)	32,994,903	52.12	(98,667,113)	(158,538,599)	59,871,486	37.76
Commissions	155,791,819	160,017,630	(4,225,811)	(2.64)	477,745,948	476,232,758	1,513,190	0.32
Other operating expenses	83,215,761	73,763,514	9,452,247	12.81	242,512,606	213,291,931	29,220,675	13.70
Interest expense	13,349,408	13,137,277	212,131	1.61	39,311,943	38,984,112	327,831	0.84
Taxes, licenses & fees	19,382,354	16,966,814	2,415,540	14.24	58,002,253	52,064,735	5,937,518	11.40
Incr deferred acq expense	(4,798,858)	(4,753,685)	(45,173)	(0.95)	(26,742,398)	(23,578,132)	(3,164,266)	(13.42)
Other expenses	3,789,308	5,906,680	(2,117,372)	(35.85)	12,097,966	11,942,231	155,735	1.30
Total expenses	$819,260,862	$793,160,927	$26,099,935	3.29	$2,398,562,960	$2,238,866,431	$159,696,529	7.13
Income before income taxes	$147,706,229	$151,327,217	$(3,620,988)	(2.39)	$1,157,044,314	$561,712,738	$595,331,576	105.99

Provision for income taxes:
Current operating income	$23,097,937	$12,662,082	$10,435,855	82.42	$118,760,218	$112,001,886	$6,758,332	6.03
Realized investments gains and losses	(89,965)	6,181,378	(6,271,343)	(101.46)	244,892,142	13,827,830	231,064,312	1,671.01
Deferred	9,386,153	15,338,400	(5,952,247)	(38.81)	(6,393,609)	16,584,928	(22,978,537)	(138.55)
Total income taxes	$32,394,125	$34,181,860	$(1,787,735)	(5.23)	$357,258,751	$142,414,644	$214,844,107	150.86

Net income	$115,312,104	$117,145,357	$(1,833,253)	(1.56)	$799,785,563	$419,298,094	$380,487,469	90.74
Comprehensive net income	$455,185,004	$(58,836,741)	$514,021,755	(873.64)	$609,439,522	$(38,825,775)	$648,265,297	(1,669.68)

Operating income	$115,394,725	$107,370,292	$8,024,433	7.47	$373,300,473	$395,484,195	$(22,183,722)	(5.61)
Net realized investments gains and losses	$(82,615)	$9,775,065	$(9,857,680)	(100.85)	$426,485,090	$23,813,899	$402,671,191	1,690.91

Net income per share:
Operating income	$0.67	$0.61	$0.06	9.84	$2.15	$2.26	$(0.11)	(4.87)
Net realized investments gains and losses	0.00	0.06	(0.06)	(100.00)	2.46	0.13	2.33	1,792.31
Net income per share (basic)	$0.67	$0.67	$0.00	0.00	$4.61	$2.39	$2.22	92.89
Operating income	$0.66	$0.61	$0.05	8.20	$2.13	$2.23	$(0.10)	(4.48)
Net realized investments gains and losses	0.00	0.05	(0.05)	(100.00)	2.43	0.14	2.29	1,635.71
Net income per share (diluted)	$0.66	$0.66	$-	0.00	$4.56	$2.37	$2.19	92.41
Dividends per share:
Paid	$0.335	$0.305	$0.030	9.84	$0.975	$0.857	$0.118	13.77
Declared	$0.335	$0.305	$0.030	9.84	$1.005	$0.900	$0.105	11.67
Number of shares:
Weighted avg - basic	173,224,254	174,811,150	(1,586,896)	(0.91)	173,555,925	175,194,545	(1,638,620)	(0.94)
Weighted avg - diluted	175,260,063	176,806,267	(1,546,204)	(0.87)	175,542,616	177,212,677	(1,670,061)	(0.94)

2006 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	SELIM
Revenues:
Premiums earned:
Property casualty	$2,475,926,407	$0	$$2,476,130,642	$0	$0	$0	$(204,235)
Life	109,318,969	0	0	109,318,969	0	0	0
Accident health	4,948,521	0	0	4,948,521	0	0	0
Premiums ceded	(144,775,239)	0	(114,086,242)	(30,688,997)	0	0	0
Total earned premium	2,445,418,658	0	2,362,044,400	83,578,493	0	0	(204,235)
Investment income	425,032,304	72,886,606	273,650,490	80,603,825	46,800	152,135	(2,307,553)
Realized gain on investments	671,377,232	408,476,440	218,522,618	42,327,225	(541,501)	13,974	2,578,476
Other income	13,779,080	7,562,069	2,543,187	2,559,919	8,325,040	1,752,535	(8,963,671)
Total revenues	$3,555,607,274	$488,925,115	$2,856,760,695	$209,069,462	$7,830,339	$1,918,644	$(8,896,983)

Benefits & expenses:
Losses & policy benefits	$1,694,301,755	$0	$1,577,665,678	$118,288,412	$0	$0	$(1,652,335)
Reinsurance recoveries	(98,667,113)	0	(71,961,815)	(26,705,298)	0	0	0
Commissions	477,745,948	0	452,075,295	25,670,653	0	0	0
Other operating expenses	242,512,606	14,648,994	212,430,180	19,784,207	3,954,490	395,698	(8,700,963)
Interest expense	39,311,943	38,152,316	392,450	0	1,961,356	0	(1,194,179)
Taxes, licenses & fees	58,002,253	867,522	55,196,080	2,144,949	(241,964)	35,667	0
Incr deferred acq expenses	(26,742,398)	0	(12,504,697)	(14,237,700)	0	0	0
Other expenses	12,097,966	0	12,097,857	108	0	0	0
Total expenses	$2,398,562,960	$53,668,832	$2,225,391,028	$124,945,331	$5,673,882	$431,365	$(11,547,477)

Income before income taxes	$1,157,044,314	$435,256,283	$631,369,667	$84,124,131	$2,156,457	$1,487,279	$2,650,494

Provision for income taxes:
Current operating income	$118,760,218	$(3,584,929)	$115,636,895	$5,319,857	$909,580	$478,815	$-
Capital gains/losses	244,892,142	152,440,557	77,515,165	14,931,529	0	4,891	0
Deferred	(6,393,609)	(5,488,385)	(11,476,491)	9,777,623	(142,061)	8,032	927,673
Total income tax	$357,258,751	$143,367,243	$181,675,569	$30,029,009	$767,519	$491,738	$927,673

Net income - current year	$799,785,563	$291,889,040	$449,694,098	$54,095,122	$1,388,938	$995,541	$1,722,821

Net income - prior year	$419,298,094	$27,733,445	$354,886,734	$31,469,807	$2,651,223	$908,027	$1,648,858

Change in net income	90.7%	952.5%	26.7%	71.9%	-47.6%	9.6%

2006 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$2,418,228,387	$0	$2,418,671,941	$0	$0	$0	$(443,554)
Life	103,387,385	0	0	103,387,385	0	0	0
Accident health	4,729,937	0	0	4,729,937	0	0	0
Premiums ceded	(165,607,399)	0	(135,659,874)	(29,947,525)	0	0	0
Total earned premium	2,360,738,310	0	2,283,012,067	78,169,797	0	0	(443,554)
Investment income	390,084,902	64,294,291	250,431,732	73,310,458	798,193	97,329	1,152,899
Realized gain on investments	37,641,729	843,339	28,137,043	7,356,820	0	(79,278)	1,383,805
Other income	12,114,228	9,318,419	2,448,898	2,545,788	7,274,534	1,689,454	(11,162,865)
Total revenues	$2,800,579,169	$74,456,049	$2,564,029,740	$161,382,863	$8,072,727	$1,707,505	$(9,069,715)

Benefits & expenses:
Losses & policy benefits	$1,628,467,395	$0	$1,501,898,504	$128,224,954	$0	$0	$(1,656,063)
Reinsurance recoveries	(158,538,599)	0	(107,171,591)	(51,367,008)	0	0	0
Commissions	476,232,758	0	450,455,747	25,777,011	0	0	0
Other operating expenses	213,291,931	15,702,843	185,451,011	17,860,479	2,851,948	318,173	(8,892,523)
Interest expense	38,984,112	39,002,632	0	0	1,039,313	0	(1,057,833)
Taxes, licenses & fees	52,064,735	(578,709)	49,018,411	3,172,446	424,839	27,748	0
Incr deferred acq expenses	(23,578,132)	0	(13,811,253)	(9,766,879)	0	0	0
Other expenses	11,942,231	0	11,942,123	108	0	0	0
Total expenses	$2,238,866,431	$54,126,766	$2,077,782,952	$113,901,111	$4,316,100	$345,921	$(11,606,419)

Income before income taxes	$561,712,738	$20,329,283	$486,246,788	$47,481,752	$3,756,627	$1,361,584	$2,536,704

Provision for income taxes:
Current operating income	$112,001,886	$(13,972,411)	$115,007,157	$9,098,378	$1,387,999	$480,763	$-
Capital gains/losses	13,827,830	607,712	10,674,562	2,574,887	0	(29,331)	0
Deferred	16,584,928	5,960,537	5,678,335	4,338,680	(282,595)	2,125	887,846
Total income tax	$142,414,644	$(7,404,162)	$131,360,054	$16,011,945	$1,105,404	$453,557	$887,846

Net income - current year	$419,298,094	$27,733,445	$354,886,734	$31,469,807	$2,651,223	$908,027	$1,648,858

Net income - prior year	$391,575,234	$68,027,300	$386,869,008	$23,966,096	$788,358	$894,629	($88,970,157)

Change in net income	7.1%	-59.2%	-8.3%	31.3%	236.3%	1.5%

2006 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2006

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$832,224,817	$0	$832,230,217	$0	$0	$0	$(5,400)
Life	36,294,277	0	0	36,294,277	0	0	0
Accident health	1,709,173	0	0	1,709,173	0	0	0
Premiums ceded	(51,268,668)	0	(40,812,821)	(10,455,847)	0	0	0
Total earned premium	818,959,599	0	791,417,396	27,547,603	0	0	(5,400)
Investment income	143,775,267	24,507,149	92,191,499	27,213,672	46,800	55,452	(239,306)
Realized gain on investments	(172,581)	(2,726,812)	2,792,195	(256,745)	(541,501)	4,410	555,872
Other income	4,404,808	2,537,505	761,677	755,639	2,742,563	600,330	(2,992,907)
Total revenues	$966,967,093	$24,317,842	$887,162,767	$55,260,169	$2,247,862	$660,192	$(2,681,741)

Benefits & expenses:
Losses & policy benefits	$578,846,827	$0	$536,647,193	$42,750,492	$0	$0	$(550,858)
Reinsurance recoveries	(30,315,757)	0	(20,587,535)	(9,728,222)	0	0	0
Commissions	155,791,819	0	147,356,940	8,434,879	0	0	0
Other operating expenses	83,215,761	5,263,781	72,719,732	6,877,898	1,067,271	129,658	(2,842,579)
Interest expense	13,349,408	12,615,175	0	0	734,233	0	0
Taxes, licenses & fees	19,382,352	371,758	18,568,187	394,060	36,459	11,889	0
Incr deferred acq expenses	(4,798,858)	0	1,745,550	(6,544,407)	0	0	0
Other expenses	3,789,308	0	3,789,308	(1)	0	0	0
Total expenses	$819,260,860	$18,250,714	$760,239,375	$42,184,699	$1,837,963	$141,547	$(3,393,437)

Income before income taxes	$147,706,233	$6,067,128	$126,923,392	$13,075,470	$409,899	$518,645	$711,696

Provision for income taxes:
Current operating income	$23,097,936	$(1,882,887)	$24,605,468	$(33,442)	$243,709	$165,088	$-
Capital gains/losses	(89,966)	(1,672,581)	1,553,933	27,139	0	1,543	0
Deferred	9,386,153	(292,846)	5,203,394	4,382,846	(161,732)	5,397	249,094
Total income tax	$32,394,123	$(3,848,314)	$31,362,795	$4,376,543	$81,977	$172,028	$249,094

Net income - current year	$115,312,110	$9,915,442	$95,560,597	$8,698,927	$327,922	$346,617	$462,602

Net income - prior year	$117,145,356	$11,567,302	$95,574,518	$8,114,811	$1,085,652	$270,355	$532,718

Change in net income	-1.6%	-14.3%	0.0%	7.2%	-69.8%	28.2%

2006 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Tree Months Ended September 30, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$816,434,954	$0	$816,500,613	$0	$0	$0	$(65,659)
Life	33,816,806	0	0	33,816,806	0	0	0
Accident health	1,640,686	0	0	1,640,686	0	0	0
Premiums ceded	(61,598,673)	0	(51,311,141)	(10,287,532)	0	0	0
Total earned premium	790,293,773	0	765,189,472	25,169,960	0	0	(65,659)
Investment income	133,717,730	21,972,750	86,697,604	24,913,462	15,175	34,276	84,463
Realized gain on investments	15,956,443	2,927,373	12,669,320	(288,018)	0	(87,334)	735,102
Other income	4,520,198	3,417,095	797,963	951,468	2,532,634	576,653	(3,755,615)
Total revenues	$944,488,144	$28,317,218	$865,354,359	$50,746,872	$2,547,809	$523,595	$(3,001,709)

Benefits & expenses:
Losses & policy benefits	$591,433,357	$0	$542,942,994	$49,044,146	$0	$0	$(553,783)
Reinsurance recoveries	(63,310,660)	0	(41,513,881)	(21,796,779)	0	0	0
Commissions	160,017,630	0	151,232,688	8,784,942	0	0	0
Other operating expenses	73,788,697	5,799,521	63,480,451	6,596,022	694,285	107,367	(2,888,949)
Interest expense	13,137,277	13,152,236	0	0	363,583	0	(378,542)
Taxes, licenses & fees	16,941,631	(929,793)	16,707,845	1,021,334	132,745	9,500	0
Incr deferred acq expenses	(4,753,685)	0	230,422	(4,984,107)	0	0	0
Other expenses	5,906,680	0	5,906,680	0	0	0	0
Total expenses	$793,160,927	$18,021,964	$738,987,199	$38,665,558	$1,190,613	$116,867	$(3,821,274)

Income before income taxes	$151,327,217	$10,295,254	$126,367,160	$12,081,314	$1,357,196	$406,728	$819,565

Provision for income taxes:
Current operating income	$12,662,082	$(2,741,890)	$12,002,070	$2,852,503	$385,645	$163,754	$-
Capital gains/losses	6,181,378	1,050,982	5,260,859	(100,806)	0	(29,657)	0
Deferred	15,338,400	418,860	13,529,713	1,214,805	(114,101)	2,276	286,847
Total income tax	$34,181,860	$(1,272,048)	$30,792,642	$3,966,502	$271,544	$136,373	$286,847

Net income - current year	$117,145,357	$11,567,302	$95,574,518	$8,114,812	$1,085,652	$270,355	$532,718

Net income - prior year	$90,137,006	$20,784,242	$63,289,855	$5,309,501	$(642,790)	$323,168	$1,073,030

Change in net income	30.0%	-44.3%	51.0%	52.8%	-268.9%	-16.3%

2006 Third-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	September 30,	December 31,
	2006	2005
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2006—$5,719; 2005—$5,387)	$5,790	$5,476
Equity securities, at fair value (cost: 2006—$2,574; 2005—$2,128)	7,256	7,106
Short-term investments, at fair value (amortized cost: 2005—$75)	0	75
Other invested assets	58	45
Cash and cash equivalents	239	119
Securities lending collateral	1,016	0
Investment income receivable	115	118
Finance receivable	106	105
Premiums receivable	1,166	1,116
Reinsurance receivable	701	681
Prepaid reinsurance premiums	13	14
Deferred policy acquisition costs	458	428
Property and equipment, net, for company use (accumulated depreciation: 2006—$253; 2005—$232)	185	168
Other assets	63	66
Separate accounts	505	486
Total assets	$17,671	$16,003

Liabilities
Insurance reserves
Losses and loss expense	$3,878	$3,661
Life policy reserves	1,389	1,343
Unearned premiums	1,623	1,559
Securities lending payable	1,016	0
Other liabilities	459	455
Deferred income tax	1,497	1,622
Notes payable	49	0
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	28
6.92% senior debenture due 2028	392	392
Separate accounts	505	486
Total liabilities	11,207	9,917

Shareholders' equity
Common stock, par value-$2 per share; authorized: 2006-500 million shares, 2005- 500 million shares; issued: 2006-195 million shares, 2005-194 million shares	391	389
Paid-in capital	1,005	969
Retained earnings	2,714	2,088
Accumulated other comprehensive income	3,093	3,284
Treasury stock at cost (2006—22 million shares, 2005—20 million shares)	(739)	(644)
Total shareholders' equity	6,464	6,086
Total liabilities and shareholders' equity	$17,671	$16,003

2006 Third-Quarter Supplement

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net income	$602	$584	$374	$238	$193	$118	$255	$242	$299	$224
One-time item	0	0	15	0	0	(25)	0	0	0	0
Net income before one-time item	602	584	359	238	193	143	255	242	299	224
Net realized investment gains and losses	40	60	(27)	(62)	(17)	(2)	0	43	45	31
Operating income before one-time item	562	524	386	300	210	145	255	199	254	193
Less catastrophe losses	(82)	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)	(42)
Operating income before catastrophe losses and one-time item	$644	$620	$449	$357	$252	$178	$279	$260	$271	$235

Diluted per share data
Net income	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67	$1.37	$1.28	$1.61	$1.17
One-time item	0.00	0.00	0.09	0.00	0.00	(0.14)	0.00	0.00	0.00	0.00
Net income before one-time item	3.40	3.28	2.01	1.32	1.07	0.81	1.37	1.28	1.61	1.17
Net realized investment gains and losses	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)	0.00	0.23	0.26	0.16
Operating income before one-time item	3.17	2.94	2.16	1.67	1.17	0.82	1.37	1.05	1.35	1.01
Less catastrophe losses	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)	(0.33)
Operating income before catastrophe losses and one-time item	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.49	$1.35

Return on equity
Return on average equity	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%	7.7%
One-time item	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0
Return on average equity before one-time item	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%	7.7%

Return on equity based on comprehensive income
ROE based on comprehensive income	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%	42.6%	20.3%
One-time item	0.0	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0
ROE based on comprehensive income before one-time item	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%	42.6%	20.3%

Investment income, net of expenses	$526	$492	$465	$445	$421	$415	$387	$368	$349	$327
BOLI	0	0	0	0	0	(5)	0	0	0	0
Investment income before BOLI	$526	$492	$465	$445	$421	$410	$387	$368	$349	$327

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2006 Third-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05

Net income		$115	$132	$552	$183	$117	$158	$144	$684	$302	$800	$419		$602
One-time item		0	0	0	0	0	0	0	0	0	0	0		0
Net income before one-time item		115	132	552	183	117	158	144	684	302	800	419		602
Net realized investment gains and losses		0	6	421	16	10	8	6	426	14	427	24		40
Operating income before one-time item		115	126	131	167	107	150	138	258	288	373	395		562
Less catastrophe losses		(18)	(41)	(26)	(28)	(43)	(9)	(2)	(67)	(11)	(85)	(54)		(82)
Operating income before catastrophe losses and one-time item		$133	$167	$157	$195	$150	$159	$140	$325	$299	$458	$449		$644

Diluted per share data
Net income		$0.66	$0.76	$3.13	$1.03	$0.66	$0.89	$0.81	$3.90	$1.70	$2.13	$2.37		$3.40
One-time item		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Net income before one-time item		0.66	0.76	3.13	1.03	0.66	0.89	0.81	3.90	1.70	2.13	2.37		3.40
Net realized investment gains and losses		0.00	0.04	2.39	0.09	0.05	0.05	0.03	2.43	0.08	2.43	0.14		0.23
Operating income before one-time item		0.66	0.72	0.74	0.94	0.61	0.84	0.78	1.47	1.62	4.56	2.23		3.17
Less catastrophe losses		(0.10)	(0.24)	(0.14)	(0.16)	(0.24)	(0.05)	(0.01)	(0.38)	(0.06)	(0.48)	(0.30)		(0.46)
Operating income before catastrophe losses and one-time item		$0.76	$0.96	$0.88	$1.10	$0.85	$0.89	$0.79	$1.85	$1.68	$5.04	$2.53		$3.63

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 Third-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for the nine months ended September 30, 2006
	Actual cost	Fair value	Percent of fair value	Earned dividend income
Fifth Third Bancorp	$283	$2,771	39.5%	$86
ExxonMobil Corporation	134	601	8.6	9
The Procter & Gamble Company	192	452	6.4	6
National City Corporation	172	359	5.1	11
PNC Financial Services Group, Inc.	62	341	4.8	7
Johnson & Johnson	194	234	3.3	4
AllianceBernstein Holding L.P.	60	228	3.2	9
Wyeth	62	225	3.2	3
U.S. Bancorp	140	222	3.2	7
Wells Fargo & Company	96	196	2.8	4
Piedmont Natural Gas Company, Inc.	64	143	2.0	4
FirstMerit Corporation	54	124	1.8	4
Sky Financial Group, Inc.	91	116	1.6	3
All other common stock holdings	754	1,020	14.5	22
Total	$2,358	$7,032	100.0%	$179

2006 Third-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2006	2005	Change	% Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$832,230,217	$816,500,613	$15,729,604	1.93	$2,476,130,642	$2,418,671,941	$57,458,701	2.38
Life	0	0	0	NA	0	0	0	NA
Accident health	0	0	0	NA	0	0	0	NA
Premiums ceded	(40,812,821)	(51,311,141)	10,498,320	20.46	(114,086,242)	(135,659,874)	21,573,632	15.90
Total premiums earned	791,417,396	765,189,472	26,227,924	3.43	2,362,044,400	2,283,012,067	79,032,333	3.46
Investment income	92,191,499	86,697,604	5,493,895	6.34	273,650,490	250,431,732	23,218,758	9.27
Realized gain on investments	2,792,195	12,669,320	(9,877,125)	(77.96)	218,522,618	28,137,043	190,385,575	676.64
Other income	761,677	797,963	(36,286)	(4.55)	2,543,187	2,448,898	94,289	3.85
Total revenues	$887,162,767	$865,354,359	$21,808,408	2.52	$2,856,760,695	$2,564,029,740	$292,730,955	11.42

Benefits & expenses:
Losses & policy benefits	$536,647,193	$542,942,994	$(6,295,801)	(1.16)	$1,577,665,678	$1,501,898,504	$75,767,174	5.04
Reinsurance recoveries	(20,587,535)	(41,513,881)	20,926,346	50.41	(71,961,815)	(107,171,591)	35,209,776	32.85
Commissions	147,356,940	151,232,688	(3,875,748)	(2.56)	452,075,295	450,455,747	1,619,548	0.36
Other operating expenses	72,719,732	63,480,451	9,239,281	14.55	212,430,180	185,451,011	26,979,169	14.55
Interest expense	0	0	0	NA	392,450	0	392,450	NA
Taxes, licenses & fees	18,568,187	16,707,845	1,860,342	11.13	55,196,080	49,018,411	6,177,669	12.60
Incr deferred acq expense	1,745,550	230,422	1,515,128	657.54	(12,504,697)	(13,811,253)	1,306,556	9.46
Other expenses	3,789,308	5,906,680	(2,117,372)	(35.85)	12,097,857	11,942,123	155,734	1.30
Total expenses	$760,239,375	$738,987,199	$21,252,176	2.88	$2,225,391,028	$2,077,782,952	$147,608,076	7.10
Income before income taxes	$126,923,392	$126,367,160	$556,232	0.44	$631,369,667	$486,246,788	$145,122,879	29.85

Provision for income taxes:
Current operating income	$24,605,468	$12,002,070	$12,603,398	105.01	$115,636,895	$115,007,157	$629,738	0.55
Current realized investments gains and losses	1,553,933	5,260,859	(3,706,926)	(70.46)	77,515,165	10,674,562	66,840,603	626.17
Deferred	5,203,394	13,529,713	(8,326,319)	(61.54)	(11,476,491)	5,678,335	(17,154,826)	(302.11)
Total income taxes	$31,362,795	$30,792,642	$570,153	1.85	$181,675,569	$131,360,054	$50,315,515	38.30

Net income	$95,560,597	$95,574,518	$(13,921)	(0.01)	$446,694,098	$354,886,734	$94,807,364	26.71

2006 Third-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2006	2005	% Change	2006	2005	% Change
Underwriting income
Net premiums written	$779,850,450	$761,322,000	2.43	$2,422,859,784	$2,348,830,386	3.15
Unearned premiums increase	(11,566,946)	(3,867,472)		60,815,381	65,818,319
Earned premiums	791,417,397	765,189,472	3.43	2,362,044,403	2,283,012,067	3.46

Losses incurred	$433,550,671	$420,377,700	3.13	$1,261,577,990	$1,157,635,205	8.98
Allocated loss expenses incurred	39,943,837	40,348,512	(1.00)	111,441,487	115,655,662	(3.64)
Unallocated loss expenses incurred	42,565,137	40,702,901	4.58	132,684,385	121,436,046	9.26
Other underwriting expenses incurred	240,710,680	234,156,444	2.80	701,823,238	674,380,383	4.07
Workers compensation dividend incurred	2,457,033	2,353,786	4.39	12,207,419	7,489,855	62.99

Total underwriting deductions	$759,227,358	$737,939,344	2.88	$2,219,734,519	$2,076,597,151	6.89
Net underwriting gain (loss)	$32,190,038	$27,250,128	18.13	$142,309,885	$206,414,916	(31.06)

Investment income
Gross investment income earned	$93,222,475	$87,831,257	6.14	$277,045,152	$253,453,408	9.31
Net investment income earned	92,191,500	86,697,354	6.34	273,650,490	250,431,731	9.27
Net realized capital gains	778,019	9,825,710	(92.08)	141,848,878	31,758,879	346.64
Net investment gains (excl. subs)	$92,969,519	$96,523,064	(3.68)	$415,499,368	$282,190,610	47.24
Dividend from subsidiary	14,000,000			14,000,000
Net investment gains	$106,969,519	$96,523,064	10.82	$429,499,368	$282,190,610	52.20

Other income	$424,108	$(2,772,932)	N/A	$1,869,864	$(2,002,370)	N/A

Net income before federal income taxes	$139,583,665	$121,000,261	15.36	$573,679,116	$486,603,155	17.89
Federal and foreign income taxes incurred	$23,941,392	$17,262,929	38.69	$113,163,358	$125,681,719	(9.96)
Net income (statutory)	$115,642,273	$103,737,331	11.48	$460,515,758	$360,921,436	27.59

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Third-Quarter Supplement

Cincinnati Insurance Group – Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 25 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written		$780	$814	$829	$727	$761	$791	$797	$1,643	$1,588	$2,423	$2,349		$3,076
Net premiums earned		791	793	778	775	765	765	753	1,571	1,518	2,362	2,283		3,058
Losses paid		367	380	347	378	348	336	345	727	681	1,094	1,029		1,407
Loss reserve change		66	60	42	(30)	72	23	33	101	57	167	129		99
Total losses incurred		$433	$440	$389	$348	$420	$359	$378	$828	$738	$1,261	$1,158		$1,506
Allocated loss expense paid		33	31	27	32	30	29	25	59	54	91	84		116
Allocated loss expense reserve change		7	7	5	(7)	10	11	11	13	21	20	31		24
Total allocated loss expense incurred		$40	$38	$32	$25	$40	$40	$36	$72	$75	$111	$115		$140
Unallocated loss expense paid		40	39	40	46	38	37	34	78	71	118	108		155
Unallocated loss expense reserve change		3	2	10	(2)	3	0	10	12	10	15	13		11
Total unallocated loss expense incurred		$43	$41	$50	$44	$41	$37	$44	$90	$81	$133	$121		$166
Underwriting expenses incurred		243	232	240	233	237	234	212	471	446	714	682		914
Underwriting profit (loss)		$32	$42	$67	$125	$27	$95	$83	$110	$178	$142	$207		$332

Loss Detail
Losses $1 million or more		$60	$46	$32	$38	$27	$28	$43	$79	$70	$139	$98		$137
Losses $250 thousand to $1 million		49	48	38	36	35	37	32	86	69	135	104		139
Development and case reserve increases of $250,000 or more		50	52	49	54	38	40	36	102	76	151	115		168
Large losses subtotal		$159	$146	$119	$128	$100	$105	$111	$267	$215	$425	$317		$444
IBNR incurred		11	(5)	6	(58)	20	13	13	1	27	12	47		(11)
Catastrophe losses incurred		27	64	40	44	66	14	2	103	17	130	83		127
Remaining incurred		236	234	223	234	233	226	252	457	478	694	711		946
Total losses incurred		$433	$439	$388	$348	$419	$358	$378	$828	$737	$1,261	$1,158		$1,506

Ratio Data
Loss ratio		54.8%	55.4%	50.0%	44.9%	54.9%	46.9%	50.3%	52.7%	48.6%	53.4%	50.7%		49.2%
Allocated loss expense ratio		5.0	4.8	4.3	3.2	5.3	5.2	4.7	4.6	5.0	4.7	5.1		4.6
Unallocated loss expense ratio		5.4	5.1	6.4	5.7	5.3	4.8	5.8	5.7	5.3	5.6	5.3		5.4
Net underwriting expense ratio		31.2	28.4	28.9	32.0	31.1	29.6	26.6	28.7	28.0	29.5	29.0	`	29.7
Statutory combined ratio		96.4%	93.7%	89.6%	85.8%	96.6%	86.5%	87.4%	91.7%	86.9%	93.2%	90.1%		88.9%
Statutory combined ratio excluding catastrophes		92.9%	85.7%	84.6%	80.2%	88.0%	84.6%	87.1%	85.1%	85.8%	87.7%	86.5%		84.9%

Loss Ratio
Losses $1 million or more		7.6%	6.0%	4.2%	5.0%	3.6%	3.6%	5.7%	5.1%	4.7%	5.9%	4.3%		4.5%
Losses $250 thousand to $1 million		6.2	6.0	4.9	4.5	4.6	4.8	4.3	5.5	4.5	5.7	4.5		4.5
Development and case reserve increases of $250,000 or more		6.3	7.4	6.4	6.9	5.1	5.2	4.7	6.9	5.0	6.4	5.0		5.5
Large losses subtotal		20.1%	19.4%	15.5%	16.4%	13.3%	13.6%	14.7%	17.5%	14.2%	18.0%	13.8%		14.5%
IBNR incurred		1.3	1.3	0.8	(7.4)	2.5	1.8	1.8	1.1	1.8	0.5	2.0		(0.4)
Total catastrophe losses incurred		3.5	8.0	5.0	5.6	8.6	1.9	0.3	6.5	1.1	5.5	3.6		4.1
Remaining incurred		29.9	26.7	28.6	30.3	30.6	29.6	33.5	27.6	31.5	29.4	31.2		31.0
Total loss ratio		54.8%	55.4%	49.9%	44.9%	55.0%	46.9%	50.3%	52.7%	48.6%	53.4%	50.6%		49.2%

Loss Claim Count
Losses $1 million or more		32	26	14	24	21	17	15	40	32	72	53		77
Losses $250 thousand to $1 million		103	88	95	92	81	93	73	183	166	286	247		339
Development and case reserve increases of $250,000 or more		104	85	85	100	72	61	67	170	128	274	200		300
Large losses total		239	199	194	216	174	171	155	393	326	632	500		716

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Third-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 26 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written		$582	$603	$668	$548	$546	$567	$629	$1,271	$1,195	$1,852	$1,741		$2,290
Net premiums earned		602	599	582	576	564	563	551	1,181	1,114	1,783	1,678		2,254
Losses paid		247	251	234	256	228	214	219	485	434	732	662		918
Loss reserve change		63	53	53	(19)	67	32	51	105	84	168	151		132
Total losses incurred		$310	$304	$287	$237	$295	$246	$270	$590	$518	$901	$813		$1,050
Allocated loss expense paid		30	28	24	28	27	26	22	52	48	81	75		103
Allocated loss expense reserve change		7	6	5	(1)	9	10	10	12	20	19	29		28
Total allocated loss expense incurred		$37	$34	$29	$27	$36	$36	$32	$64	$68	$100	$104		$131
Unallocated loss expense paid		27	27	28	31	26	25	22	54	48	81	73		105
Unallocated loss expense reserve change		3	3	10	(1)	3	1	10	13	11	15	13		12
Total unallocated loss expense incurred		$30	$30	$38	$30	$29	$26	$32	$67	$59	$97	$86		$117
Underwriting expenses incurred		185	172	179	182	173	165	156	349	321	536	493		675
Underwriting profit (loss)		$40	$59	$49	$100	$31	$90	$61	$111	$148	$150	$182		$281

Loss Detail
Losses $1 million or more		$51	$40	$30	$31	$24	$26	$43	$70	$68	$121	$93		$124
Losses $250 thousand to $1 million		37	39	28	28	26	29	22	67	51	104	77		105
Development and case reserve increases of $250,000 or more		45	45	44	47	35	38	29	90	67	135	103		149
Large losses subtotal		$133	$124	$102	$106	$85	$93	$94	$227	$186	$360	$273		$378
IBNR incurred		10	(6)	6	(36)	17	12	12	0	24	10	41		6
Catastrophe losses incurred		14	34	30	14	53	2	6	63	9	77	62		76
Remaining incurred		153	152	149	153	139	139	159	300	298	454	437		590
Total losses incurred		$310	$304	$287	$237	$294	$246	$271	$590	$517	$901	$813		$1,050

Ratio Data
Loss ratio		51.5	50.7%	49.2%	41.1%	52.4%	43.8%	49.1%	50.0%	46.5%	50.5%	48.4%		46.6%
Allocated loss expense ratio		6.0	5.7	5.1	4.7	6.5	6.4	5.8	5.4	6.1	5.6	6.2		5.8
Unallocated loss expense ratio		5.0	4.9	6.5	5.3	5.1	4.6	5.9	5.7	5.2	5.4	5.2		5.2
Net underwriting expense ratio		31.6	28.3	26.8	33.2	31.6	29.1	24.7	27.5	26.8	28.8	28.3		29.5
Statutory combined ratio		94.1	89.6%	87.6%	84.3%	95.6%	83.9%	85.5%	88.6%	84.6%	90.3%	88.1%		87.1%
Statutory combined ratio excluding catastrophes		91.7	84.0%	82.5%	81.9%	86.0%	83.5%	84.4%	83.3%	83.8%	86.0%	84.5%		83.7%

Loss Ratio
Losses $1 million or more		8.5	6.6%	5.2%	5.4%	4.3%	4.5%	7.8%	5.9%	6.1%	6.8%	5.5%		5.5%
Losses $250 thousand to $1 million		6.1	6.5	4.8	4.8	4.7	5.2	3.9	5.7	4.5	5.8	4.6		4.6
Development and case reserve increases of $250,000 or more		7.5	7.6	7.6	8.1	6.3	6.8	5.3	7.6	6.0	7.6	6.1		6.6
Large losses subtotal		22.1	20.7%	17.6%	18.3%	15.3%	16.5%	17.0%	19.2%	16.6%	20.2%	16.2%		16.7%
IBNR incurred		1.7	(1.0)	1.0	(6.1)	2.9	2.2	2.2	0.0	2.2	0.6	2.4		0.2
Total catastrophe losses incurred		2.4	5.6	5.1	2.4	9.5	0.4	1.1	5.3	0.8	4.3	3.7		3.4
Remaining incurred		25.4	25.4	25.6	26.5	24.7	24.7	28.8	25.5	26.8	25.5	26.1		26.2
Total loss ratio		51.5	50.7%	49.3%	41.1%	52.4%	43.8%	49.1%	50.0%	46.4%	50.5%	48.4%		46.5%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Third-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 27 for adjusted data)

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Net premiums written		$198	$211	$161	$179	$215	$224	$168	$372	$393	$570	$608		$786
Net premiums earned		189	194	196	199	201	202	202	390	404	579	605		804
Losses paid		119	129	113	122	120	122	126	242	247	362	367		489
Loss reserve change		3	7	(11)	(11)	5	(9)	(18)	(4)	(27)	(1)	(22)		(33)
Total losses incurred		$122	$136	$102	$111	$125	$113	$108	$238	$220	$361	$345		$456
Allocated loss expense paid		3	3	3	4	3	3	3	7	6	10	9		13
Allocated loss expense reserve change		1	1	0	(6)	1	1	1	1	1	1	2		(4)
Total allocated loss expense incurred		$4	$4	$3	$(2)	$4	$4	$4	$8	$7	$11	$11		$9
Unallocated loss expense paid		12	12	12	15	12	12	12	24	23	36	35		50
Unallocated loss expense reserve change		1	(1)	0	(1)	0	(1)	0	(1)	(1)	0	0		(1)
Total unallocated loss expense incurred		$13	$11	$12	$14	$12	$11	$12	$23	$22	$36	$35		$49
Underwriting expenses incurred		58	60	61	51	64	69	56	122	125	179	189		239
Underwriting profit (loss)		$(8)	$(17)	$18	$25	$(4)	$5	$22	$(1)	$30	$(8)	$25		$51

Loss Detail
Losses $1 million or more		$10	$6	$2	$7	$3	$2	$0	$9	$2	$18	$5		$13
Losses $250 thousand to $1 million		12	9	10	8	9	8	10	19	18	31	27		34
Development and case reserve increases of $250,000 or more		4	7	5	7	3	2	7	12	9	16	12		19
Large losses subtotal		$26	$22	$17	$22	$15	$12	$17	$40	$29	$65	$44		$66
IBNR incurred		1	1	0	(22)	3	1	1	1	3	1	6		(17)
Catastrophe losses incurred		13	30	10	30	13	12	(4)	40	8	54	21		51
Remaining incurred		82	82	74	81	94	87	93	157	180	241	274		356
Total losses incurred		$122	$135	$101	$111	$125	$112	$107	$238	$220	$361	$345		$456

Ratio Data
Loss ratio		65.1%	70.0%	52.2%	55.9%	62.2%	55.6%	53.3%	61.1%	54.4%	62.4%	57.0%		56.7%
Allocated loss expense ratio		1.9	2.1	1.7	(1.2)	2.0	1.8	1.8	1.9	1.8	2.0	1.9		1.1
Unallocated loss expense ratio		6.6	5.8	6.2	7.0	6.1	5.5	5.7	6.0	5.6	6.1	5.8		6.1
Net underwriting expense ratio		30.4	28.5	38.0	28.4	29.7	30.7	33.2	32.6	31.8	31.8	31.0		30.4
Statutory combined ratio		104.0%	106.4%	98.1%	90.1%	100.0%	93.6%	94.0%	101.6%	93.6%	102.3%	95.7%		94.3%
Statutory combined ratio excluding catastrophes		97.0%	90.8%	93.1%	75.2%	93.6%	87.4%	96.0%	91.3%	91.5%	93.1%	92.2%		88.0%

Loss Ratio
Losses $1 million or more		5.0%	3.5%	1.2%	3.6%	1.5%	1.1%	0.0%	2.3%	0.6%	3.2%	0.9%		1.6%
Losses $250 thousand to $1 million		6.4	4.4	5.3	3.9	4.3	3.7	5.2	4.9	4.4	5.4	4.4		4.3
Development and case reserve increases of $250,000 or more		2.1	3.5	2.8	3.5	1.7	1.0	3.2	3.1	2.1	2.8	2.0		2.4
Large losses subtotal		13.6%	11.4%	9.3%	11.0%	7.5%	5.8%	8.4%	10.3%	7.1%	11.4%	7.3%		8.3%
IBNR incurred		0.1	0.7	0.0	(11.2)	1.4	0.6	0.7	0.3	0.7	0.3	0.9		(2.1)
Total catastrophe losses incurred		7.1	15.6	5.0	14.9	6.2	6.2	(2.0)	10.3	2.1	9.2	3.5		6.3
Remaining incurred		44.4	42.3	38.0	41.2	46.9	42.9	46.2	40.2	44.5	41.5	45.3		44.3
Total loss ratio		65.1%	70.0%	52.3%	55.9%	62.0%	55.5%	53.3%	61.1%	54.4%	62.4%	57.0%		56.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
NM – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Third-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Line of Business for the Nine Months Ended September 30, 2006
(Dollars in millions)
											09/30/2006	9/30/2005
	Comm	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Agency	Agency	Change
State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	Direct	Direct	%

AL	$14.5	$9.0	$6.3	$1.1	$5.0	$1.1	$0.4	$12.4	$16.1	$3.4	$69.3	$67.8	2.3
AZ	9.2	4.4	7.3	0.4	0.8	0.5	0.3	0.0	0.1	0.1	23.1	21.1	9.5
AR	8.5	7.6	5.3	4.4	2.8	0.8	0.3	2.1	2.3	0.6	34.7	34.8	0.1
DE	0.5	0.3	0.5	1.2	0.0	0.1	0.0	0.0	0.0	0.0	2.6	0.6	352.8
FL	28.8	16.8	10.2	2.6	3.0	1.8	0.5	9.8	15.2	2.9	91.6	80.6	13.5
GA	20.5	14.9	14.8	9.3	4.9	5.4	0.5	24.7	20.4	4.9	120.3	112.4	7.0
ID	5.4	2.7	3.5	0.0	0.7	0.5	0.2	0.0	0.0	0.0	13.0	11.4	13.9
IL	63.7	36.6	27.0	44.9	9.7	6.6	2.1	20.2	14.7	4.7	230.2	225.3	2.2
IN	40.7	30.2	21.9	24.6	6.0	5.5	1.8	23.1	20.4	5.0	179.2	180.1	(0.5)
IA	17.4	11.5	7.4	18.0	3.3	2.0	1.1	3.7	3.4	1.5	69.3	68.6	1.2
KS	5.5	5.8	3.7	5.1	2.1	1.1	0.3	4.1	5.0	1.0	33.7	33.2	2.1
KY	15.6	14.1	11.2	2.9	3.6	1.9	0.7	15.9	11.2	3.0	80.1	80.2	0.1
MD	10.5	4.4	7.8	9.0	0.8	1.1	0.2	0.0	1.0	0.4	35.2	29.7	18.4
MI	32.9	20.6	15.0	14.9	10.1	4.0	1.4	11.2	12.9	2.6	125.6	128.0	(2.0)
MN	21.9	11.7	8.3	5.8	2.8	1.8	0.8	5.5	4.3	2.4	65.3	66.4	(1.6)
MO	20.1	13.9	9.1	13.4	4.0	1.5	0.8	2.5	3.6	0.7	69.6	65.2	6.9
MT	9.5	4.8	5.7	0.0	0.7	0.2	0.2	0.0	0.1	0.0	21.2	19.7	7.7
NE	6.0	3.9	3.0	6.6	1.2	0.8	0.3	1.1	1.0	0.3	24.2	26.4	(8.7)
NH	2.3	1.6	1.2	2.0	0.5	0.4	0.1	0.7	0.6	0.3	9.7	9.2	5.9
NY	20.6	5.1	7.5	2.0	0.8	2.3	0.3	0.0	0.0	0.0	38.6	33.4	15.9
NC	31.2	21.4	19.1	20.2	8.5	6.1	1.0	1.1	1.3	2.0	111.9	102.3	9.3
ND	2.9	2.4	2.0	0.0	0.6	0.5	0.2	0.5	0.5	0.2	9.8	10.7	(8.4)
OH	125.4	74.2	59.5	(0.3)	15.8	18.9	3.5	112.1	71.6	22.9	503.6	528.0	(4.6)
PA	36.3	22.3	24.0	42.3	6.9	4.7	1.3	6.2	4.8	2.5	151.3	149.5	1.1
SC	10.5	6.4	6.1	3.7	1.8	2.2	0.2	0.0	0.0	0.2	31.1	28.4	9.6
SD	3.5	2.2	1.7	3.5	0.4	0.3	0.1	0.0	0.0	0.0	11.7	9.6	22.3
TN	19.5	13.0	13.0	9.8	6.2	3.6	0.8	6.1	6.2	2.1	80.3	75.2	6.8
UT	6.2	2.3	3.1	0.0	0.2	1.1	0.2	0.0	0.0	0.0	13.1	8.9	49.5
VT	3.9	2.6	2.4	5.5	0.6	0.4	0.1	0.7	0.6	0.2	17.0	15.9	8.6
VA	28.2	19.9	19.0	17.8	3.8	4.0	0.8	8.2	6.4	2.2	110.3	100.5	9.5
WV	7.0	4.6	4.9	0.0	1.7	0.6	0.3	0.0	0.7	0.2	20.0	19.1	4.6
WI	24.4	14.5	10.7	20.3	3.6	1.8	1.3	8.5	6.2	2.6	93.9	96.2	(2.5)
All Other	4.8	2.7	2.6	3.8	0.0	0.9	0.1	0.0	0.1	0.0	15.0	12.1	19.6

Total Agency Direct	$657.9	$408.4	$344.8	$294.8	$112.9	$84.5	$22.2	$280.4	$230.7	$68.9	$2,505.5	$2,450.5	2.2
Other Direct	0.9	1.6	0.7	7.0	0.3	0.0	-	0.8	2.2	1.3	14.8	16.6	(9.6)
Total Direct	$658.8	$410.0	$345.5	$301.8	$113.2	$84.5	$22.2	$281.2	$232.9	$70.2	$2,520.3	$2,467.1	2.2

2006 Third-Quarter Supplement

	Cincinnati Insurance Group
Quarterly Property Casualty Data - By Commercial Lines of Business
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Commercial casualty:
Written premiums		$196	$209	$228	$189	$183	$193	$217	$437	$409	$634	$593		$779
Earned premiums		207	208	197	195	193	192	183	405	375	613	566		759
Loss and loss expense ratio		49.4%	51.8%	51.3%	5.1%	49.3%	54.3%	51.2%	51.6%	53.0%	50.8%	51.8%		39.8%
Less catastrophe loss ratio		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Loss and loss expense excluding catastrophe loss ratio		49.4%	51.8%	51.3%	5.1%	49.3%	54.3%	51.2%	51.6%	53.0%	50.8%	51.8%		39.8%

Commercial property:
Written premiums		$126	$122	$134	$115	$113	$122	$126	$256	$248	$381	$361		$476
Earned premiums		123	123	121	120	113	118	116	244	234	367	$347		467
Loss and loss expense ratio		54.9%	55.8%	72.6%	52.8%	94.3%	42.4%	68.8%	64.2%	55.5%	61.0%	68.2%		64.2%
Less catastrophe loss ratio		9.9	15.9	22.7	11.2	44.0	1.2	4.0	19.3	2.6	16.1	16.1		14.9
Loss and loss expense excluding catastrophe loss ratio		45.0%	39.9%	49.9%	41.6%	50.3%	41.2%	64.8%	44.9%	52.9%	44.9%	52.1%		49.3%

Commercial auto:
Written premiums		$105	$115	$126	$107	$107	$111	$122	$240	$233	$345	$341		$448
Earned premiums		113	112	112	117	115	112	113	224	225	337	340		457
Loss and loss expense ratio		72.8%	57.0%	57.7%	61.5%	60.6%	60.2%	57.9%	57.4%	59.0%	62.5%	59.6%		60.1%
Less catastrophe loss ratio		(0.5)	3.1	0.6	0.0	0.2	0.3	0.0	1.9	0.1	1.0	0.2		0.1
Loss and loss expense excluding catastrophe loss ratio		73.3%	53.9%	57.1%	61.5%	60.4%	59.9%	57.9%	55.5%	58.9%	61.5%	59.4%		60.0%

Workers' compensation:
Written premiums		$85	$91	$111	$80	$75	$83	$100	$203	$183	$288	$258		$338
Earned premiums		93	90	88	85	82	82	79	178	161	271	244		328
Loss and loss expense ratio		90.3%	83.1%	78.6%	134.2%	74.0%	77.0%	76.5%	80.8%	76.8%	84.1%	75.9%		90.9%
Less catastrophe loss ratio		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Loss and loss expense excluding catastrophe loss ratio		90.3%	83.1%	78.6%	134.2%	74.0%	77.0%	76.5%	80.8%	76.8%	84.1%	75.9%		90.9%

Specialty packages:
Written premiums		$35	$34	$40	$32	$35	$34	$37	$74	$71	$109	$105		$138
Earned premiums		35	35	36	34	34	34	34	71	68	106	103		137
Loss and loss expense ratio		74.2%	82.1%	64.3%	53.4%	69.9%	57.2%	87.8%	73.1%	72.4%	73.5%	71.5%		67.0%
Less catastrophe loss ratio		7.1	29.2	3.6	4.6	9.9	1.8	4.4	16.2	3.1	13.3	5.3		5.2
Loss and loss expenses excluding catastrophe loss ratio		67.1%	52.9%	60.7%	48.8%	60.0%	55.4%	83.4%	56.9%	69.3%	60.2%	66.2%		61.8%

Surety and executive risk:
Written premiums		$28	$24	$22	$21	$25	$18	$20	$46	$38	$74	$63		$85
Earned premiums		24	24	21	21	21	19	19	45	38	69	59		80
Loss and loss expense ratio		47.3%	89.6%	26.5%	69.2%	31.5%	7.4%	26.4%	60.1%	16.9%	55.6%	22.0%		34.2%
Less catastrophe loss ratio		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Loss and loss expense excluding catastrophe loss ratio		47.3%	89.6%	26.5%	69.2%	31.5%	7.4%	26.4%	60.1%	16.9%	55.6%	22.0%		34.2%

Machinery and equipment:
Written premiums		$7	$8	$7	$6	$7	$6	$7	$15	$13	$22	$20		$26
Earned premiums		7	7	7	6	7	6	7	14	13	20	19		26
Loss and loss expense ratio		45.2%	27.0%	32.2%	31.6%	21.5%	24.1%	12.3%	29.6%	18.1%	34.8%	19.3%		22.4%
Less catastrophe loss ratio		2.1	0.0	0.0	(0.1)	0.2	0.0	(0.6)	0.1	(0.2)	0.8	0.0		(0.1)
Loss and loss expense excluding catastrophe loss ratio		43.1%	27.0%	32.2%	31.7%	21.3%	24.1%	12.9%	29.5%	18.3%	34.0%	19.3%		22.5%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not
equal the full year as each is computed independently.

2006 Third-Quarter Supplement

	Cincinnati Insurance Group
Quarterly Property Casualty Data - By Personal Lines of Business

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Personal auto:
Written premiums		$96	$104	$79	$89	$112	$119	$89	$184	$208	$279	$321		$409
Earned premiums		95	98	101	104	107	110	111	199	221	294	329		433
Loss and loss expense ratio		60.6%	65.8%	60.1%	54.0%	65.0%	59.9%	60.4%	62.9%	60.1%	62.2%	61.7%		59.9%
Less catastrophe loss ratio		1.4	3.6	0.8	0.6	0.4	1.1	0.2	2.2	0.6	2.0	0.5		0.6
Loss and loss expense excluding catastrophe loss ratio		59.2%	62.2%	59.3%	53.4%	64.6%	58.8%	60.2%	60.7%	59.5%	60.2%	61.2%		59.3%

Homeowner:
Written premiums		$79	$83	$62	$67	$80	$81	$59	$144	$140	$224	$219		$288
Earned premiums		72	74	73	71	72	70	69	146	139	219	209		282
Loss and loss expense ratio		93.9%	93.1%	64.0%	83.4%	78.0%	75.8%	64.6%	78.6%	70.2%	83.7%	72.9%		75.6%
Less catastrophe loss ratio		15.0	33.1	11.1	43.2	15.2	14.6	(6.1)	22.1	4.3	19.8	8.0		16.9
Loss and loss expense excluding catastrophe loss ratio		78.9%	60.0%	52.9%	40.2%	62.8%	61.2%	70.7%	56.5%	65.9%	63.9%	64.9%		58.7%

Other personal:
Written premiums		$23	$24	$20	$21	$23	$24	$20	$44	$45	$67	$68		$89
Earned premiums		22	22	22	22	22	22	22	45	45	66	67		89
Loss and loss expense ratio		63.3%	80.9%	47.4%	37.0%	58.0%	38.3%	49.5%	64.2%	41.7%	63.9%	47.1%		44.6%
Less Catastrophe loss ratio		5.2	10.8	3.8	2.0	5.0	1.0	3.9	7.4	2.5	6.6	3.3		3.0
Loss and loss expense excluding catastrophe loss ratio		58.1%	70.1%	43.6%	35.0%	53.0%	37.3%	45.6%	56.8%	39.2%	57.3%	43.8%		41.6%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not
equal the full year as each is computed independently.

2006 Third-Quarter Supplement

Cincinnati Insurance Group
10-Year Property Casualty Data - Consolidated

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Premiums
Adjusted written premiums (statutory)*	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472	$1,384
Codification	0	0	0	0	402	(55)	0	0	0	0
Written premium adjustment -- statutory only	(21)	(29)	26	117	0	0	0	0	0	0
Reported written premiums (statutory)**	3,076	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472	1,384
Unearned premiums change	(18)	(78)	(162)	(222)	(517)	(53)	(23)	(15)	(18)	(17)
Earned premiums (GAAP)	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828	$1,658	$1,543	$1,454	$1,367

Year-over-year growth rate:
Adjusted written premiums (statutory)	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%	7.9%	5.8%	6.4%	6.8%
Written premiums (statutory)	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%	6.8%
Earned premiums	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%	7.5%	6.1%	6.4%	8.2%

Statutory combined ratio
Reported statutory combined ratio*	89.0%	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%	103.5%
Codification	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	1.2	0.0	0.0	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	0.0	0.0
Statutory combined ratio (adjusted)	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%	103.5%
Less catastrophe losses	4.1	5.1	3.6	3.6	3.1	2.7	2.5	6.1
Statutory combined ratio excluding catastrophe losses (adjusted)	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	19.2%	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	0.0	0.0	0.0	0.0	2.6	(0.5)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	0.8	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Commission expense ratio (adjusted)	19.2%	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	0.0	0.0	0.0	0.0	1.5	(0.4)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	0.4	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Other expense ratio (adjusted)	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	29.7%	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	0.0	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	nm	1.2	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Statutory expense ratio (adjusted)	29.7%	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%	103.6%
One-time item	0.0	0.0	0.8	0.0	0.0	(2.1)	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%	103.6%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	(0.005)	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.734	0.714	1.012	1.117	1.023

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2006 Third-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums (statutory)*	$2,306	$2,209	$2,009	$1,795	$1,551	$1,326
Codification	0	0	0	0	276	(51)
Written premium adjustment – statutory only	(16)	(23)	22	110	0	0
Reported written premiums (statutory)**	$2,290	$2,186	$2,031	$1,905	$1,827	$1,275
Unearned premiums change	(36)	(60)	(123)	(184)	(374)	(43)
Earned premiums (GAAP)	$2,254	$2,126	$1,908	$1,721	$1,453	$1,232

Year-over-year growth rate:
Adjusted written premiums (statutory)	4.4%	10.0%	11.9%	15.8%	16.9%	20.5%
Written premiums (statutory)	4.7%	7.6%	6.6%	4.2%	43.3%	15.9%
Earned premiums	6.0%	11.4%	10.8%	18.6%	17.9%	13.2%

Statutory combined ratio
Reported statutory combined ratio*	87.1%	83.7%	90.9%	95.3%	96.7%	117.2%
Codification	0.0	0.0	0.0	0.0	4.0	(1.2)
Written premium adjustment – statutory only	nm	nm	nm	1.5	0.0	0.0
One-time item	0.0	0.0	0.7	0.0	0.0	(1.6)
Statutory combined ratio (adjusted)	87.1%	83.7%	91.6%	96.8%	100.7%	114.4%
Less catastrophe losses	3.4	3.4	2.2	2.3	1.9	1.5
Statutory combined ratio excluding catastrophe losses (adjusted)	83.7%	80.3%	89.4%	94.5%	98.8%	112.9%

GAAP combined ratio
GAAP combined ratio	87.4%	84.1%	91.3%	96.6%	101.7%	117.2%
One-time item	0.0	0.0	0.8	0.0	0.0	(2.0)
GAAP combined ratio before one-time item	87.4%	84.1%	92.1%	96.6%	101.7%	115.2%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Nm – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective
January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between
1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2006 Third-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums (statutory)*	$791	$817	$780	$701	$637	$610
Codification	0	0	0	0	126	(4)
Written premium adjustment – statutory only	(5)	(6)	4	7	0	0
Reported written premiums (statutory)**	$786	$811	$784	$708	$763	$606
Unearned premiums change	18	(18)	(39)	(38)	(143)	(10)
Earned premiums (GAAP)	$804	$793	$745	$670	$620	$596

Year-over-year growth rate:
Adjusted written premiums (statutory)	(3.2)%	4.7%	12.0%	9.8%	4.6%	5.0%
Written premiums (statutory)	(3.0)%	3.4%	10.8%	(7.2)%	26.1%	4.3%
Earned premiums	1.4%	6.4%	11.2%	8.1%	4.0%	4.6%

Statutory combined ratio
Reported statutory combined ratio*	94.3%	104.6%	102.9%	106.5%	105.9%	110.6%
Codification	0.0	0.0	0.0	0.0	4.6	(0.2)
Written premium adjustment – statutory only	nm	nm	nm	0.3	0.0	0.0
One-time item	0.0	0.0	1.0	0.0	0.0	(2.0)
Statutory combined ratio (adjusted)	94.3%	104.6%	103.9%	106.8%	110.5%	108.4%
Less catastrophe losses	6.3	9.7	7.3	7.1	5.8	5.4
Statutory combined ratio excluding catastrophe losses (adjusted)	88.0%	94.9%	96.6%	99.7%	104.7%	103.0%

GAAP combined ratio
GAAP combined ratio	94.4%	105.0%	103.6%	107.6%	112.4%	110.4%
One-time item	0.0	0.0	1.1	0.0	0.0	(2.4)
GAAP combined ratio before one-time item	94.4%	105.0%	104.7%	107.6%	112.4%	108.0%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm – Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the
2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2006 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)		$787	$804	$796	$765	$764	$780	$787	$1,600	$1,567	$2,387	$2,332		$3,097
Written premium adjustment – statutory only		(7)	10	33	(38)	(3)	10	10	43	20	36	17		(21)
Reported written premiums (statutory)*		$780	$814	$829	$727	$761	$790	$797	$1,643	$1,587	$2,423	$2,349		$3,076
Unearned premiums change		11	(21)	(51)	48	4	(25)	(44)	(72)	(73)	(60)	(66)		(19)
Earned premiums		$791	$793	$778	$775	$765	$765	$753	$1,571	$1,518	$2,362	$2,283		$3,058

Statutory combined ratio
Reported statutory combined ratio*		96.4%	93.7%	89.6%	85.8%	96.6%	86.6%	87.3%	91.7%	86.9%	93.2%	90.1%		89.0%
Written premium adjustment – statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted statutory combined ratio		96.4%	93.7%	89.6%	85.8%	96.6%	86.6%	87.3%	91.7%	86.9%	93.2%	90.1%		89.0%
Less catastrophe losses		3.5	8.0	5.0	5.6	8.6	2.0	0.3	6.5	1.1	5.5	3.6		4.1
Adjusted statutory combined ratio excluding catastrophe losses		92.9%	85.7%	84.6%	80.2%	88.0%	84.6%	87.0%	85.2%	85.8%	87.7%	86.5%		84.9%

Reported commission expense ratio*		19.3%	17.6%	18.1%	20.4%	20.3%	19.3%	16.8%	17.9%	18.0%	18.3%	18.8%		19.2%
Written premium adjustment – statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted commission expense ratio		19.3%	17.6%	18.1%	20.4%	20.3%	19.3%	16.8%	17.9%	18.0%	18.3%	18.8%		19.2%

Reported other expense ratio*		11.9%	10.8%	10.8%	11.6%	10.8%	10.3%	9.8%	10.8%	10.0%	11.2%	10.2%		10.5%
Written premium adjustment – statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted other expense ratio		11.9%	10.8%	10.8%	11.6%	10.8%	10.3%	9.8%	10.8%	10.0%	11.2%	10.2%		10.5%

Reported statutory expense ratio*		31.2%	28.4%	28.9%	32.0%	31.1%	29.6%	26.6%	28.7%	28.0%	29.5%	29.0%		29.7%
Written premium adjustment – statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted statutory expense ratio		31.2%	28.4%	28.9%	32.0%	31.1%	29.6%	26.6%	28.7%	28.0%	29.5%	29.0%		29.7%

GAAP combined ratio
GAAP combined ratio		96.1%	94.5%	92.0%	83.9%	96.6%	87.5%	88.9%	93.3%	88.2%	94.2%	91.0%		89.2%
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
GAAP combined ratio before one-time item		96.1%	94.5%	92.0%	83.9%	96.6%	87.5%	88.9%	93.3%	88.2%	94.2%	91.0%		89.2%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)		$589	$593	$635	$584	$547	$557	$617	$1,228	$1,174	$1,817	$1,721		$2,306
Written premium adjustment -- statutory only		(7)	10	33	(36)	(1)	9	12	43	21	36	20		(16)
Reported written premiums (statutory)*		$582	$603	$668	$548	$546	$566	$629	$1,271	$1,195	$1,853	$1,741		$2,290
Unearned premiums change		20	(4)	(86)	28	18	(3)	(78)	(90)	(81)	(69)	(63)		(36)
Earned premiums		$602	$599	$582	$576	$564	$563	$551	$1,181	$1,114	$1,783	$1,678		$2,254

Statutory combined ratio
Reported statutory combined ratio*		94.1%	89.6%	87.5%	84.3%	95.5%	83.9%	85.5%	88.6%	84.6%	90.3%	88.1%		87.1%
Written premium adjustment -- statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted statutory combined ratio		94.1%	89.6%	87.5%	84.3%	95.5%	83.9%	85.5%	88.6%	84.6%	90.3%	88.1%		87.1%
Less catastrophe losses		2.3	5.6	5.1	2.4	9.5	0.4	1.1	5.3	0.8	4.3	3.6		3.4
Adjusted statutory combined ratio excluding catastrophe losses		91.8%	84.0%	82.4%	81.9%	86.0%	83.5%	84.4%	83.3%	83.8%	86.0%	84.5%		83.7%

GAAP combined ratio
GAAP combined ratio		93.4%	90.3%	90.5%	82.1%	95.2%	84.8%	87.5%	90.4%	86.1%	91.4%	89.2%		87.4%
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
GAAP combined ratio before one-time item		93.4%	90.3%	90.5%	82.1%	95.2%	84.8%	87.5%	90.4%	86.1%	91.4%	89.2%		87.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	9/30/06	6/30/06	3/31/0	12/31/05	9/30/05	6/30/05	3/31/05	6/30/06	6/30/05	9/30/06	9/30/05	12/31/06	12/31/05
Premiums
Adjusted written premiums (statutory)		$198	$211	$161	$181	$217	$223	$170	$372	$393	$570	$611		$791
Written premium adjustment -- statutory only		0	0	0	(2)	(2)	1	(2)	0	(1)	0	(3)		(5)
Reported written premiums (statutory)*		$198	$211	$161	$179	$215	$224	$168	$372	$392	$570	$608		$786
Unearned premiums change		(9)	(17)	35	20	(14)	(22)	34	18	8	9	(3)		17
Earned premiums		$189	$194	$196	$199	$201	$202	$202	$390	$404	$579	$605		$804

Statutory combined ratio
Reported statutory combined ratio*		104.0%	106.4%	98.1%	90.1%	99.9%	93.6%	94.0%	101.6%	93.7%	102.3%	95.7%		94.3%
Written premium adjustment -- statutory only		nm	nm	nm	Nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted statutory combined ratio		104.0%	106.4%	98.1%	90.1%	99.9%	93.6%	94.0%	101.6%	93.7%	102.3%	95.7%		94.3%
Less catastrophe losses		7.0	15.6	5.0	14.9	6.3	6.2	2.0	10.3	2.1	9.2	3.5		6.3
Adjusted statutory combined ratio excluding catastrophe losses		97.0%	90.8%	93.1%	75.2%	93.6%	87.4%	96.0%	91.3%	91.6%	93.1%	92.2%		88.0%

GAAP combined ratio
GAAP combined ratio		104.4%	107.6%	96.4%	89.0%	100.5%	95.3%	92.7%	102.0%	94.0%	102.8%	96.1%		94.4%
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
GAAP combined ratio before one-time item		104.4%	107.6%	96.4%	89.0%	100.5%	95.3%	92.7%	102.0%	94.0%	102.8%	96.1%		94.4%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2006 Third-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the three months ended September 30,				For the nine months ended September 30,
	2006	2005	Change	% Change	2006	2005	Change	% Change
Revenues:
Premiums earned:
Property casualty	$0	$0	$0	NA	$0	$0	$0	NA
Life	36,294,277	33,816,806	2,477,471	7.33	109,318,969	103,387,385	5,931,584	5.74
Accident health	1,709,173	1,640,686	68,487	4.17	4,948,521	4,729,937	218,584	4.62
Premiums ceded	(10,455,847)	(10,287,532)	(168,315)	(1.64)	(30,688,997)	(29,947,525)	(741,472)	(2.48)
Total premiums earned	27,547,603	25,169,960	2,377,643	9.45	83,578,493	78,169,797	5,408,696	6.92
Investment income	27,213,672	24,913,462	2,300,210	9.23	80,603,825	73,310,458	7,293,367	9.95
Realized investment gains and losses	(256,745)	(288,018)	31,273	10.86	42,327,225	7,356,820	34,970,405	475.35
Other income	755,639	951,468	(195,829)	(20.58)	2,559,919	2,545,788	14,131	0.56
Total revenues	$55,260,169	$50,746,872	$4,513,297	8.89	$209,069,462	$161,382,863	$47,686,599	29.55

Benefits & expenses:
Losses & policy benefits	$42,750,492	$49,044,146	$(6,293,654)	(12.83)	$118,288,412	$128,224,954	$(9,936,542)	(7.75)
Reinsurance recoveries	(9,728,222)	(21,796,779)	12,068,557	55.37	(26,705,298)	(51,367,008)	24,661,710	48.01
Commissions	8,434,879	8,784,942	(350,063)	(3.98)	25,670,653	25,777,011	(106,358)	(0.41)
Other operating expenses	6,877,898	6,596,022	281,876	4.27	19,784,207	17,860,479	1,923,728	10.77
Interest expense	0	0	0	NA	0	0	0	NA
Taxes, licenses & fees	394,060	1,021,334	(627,274)	(61.42)	2,144,949	3,172,446	(1,027,497)	(32.39)
Incr deferred acq expense	(6,544,407)	(4,984,107)	(1,560,300)	(31.31)	(14,237,700)	(9,766,879)	(4,470,821)	(45.78)
Other expenses	(1)	0	(1)	NA	108	108	0	0.00
Total expenses	$42,184,699	$38,665,558	$3,519,141	9.10	$124,945,331	$113,901,111	$11,044,220	9.70

Income before income taxes	$13,075,470	$12,081,314	$994,156	8.23	$84,124,131	$47,481,752	$36,642,379	77.17

Provision for income taxes:
Current	$(33,442)	$2,852,503	$(2,885,945)	(101.17)	$5,319,857	$9,098,378	$(3,778,521)	(41.53)
Current capital gains/losses	27,139	(100,806)	127,945	126.92	14,931,529	2,574,887	12,356,642	479.89
Deferred	4,382,846	1,214,805	3,168,041	260.79	9,777,623	4,338,680	5,438,943	125.36
Total income taxes	$4,376,543	$3,966,502	$410,041	10.34	$30,029,009	$16,011,945	$14,017,064	87.54

Net income	$8,698,927	$8,114,812	$584,115	7.20	$54,095,122	$31,469,807	$22,625,315	71.90

2006 Third-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the three months ended September 30,			For the nine months ended September 30,
	2006	2005	% Change	2006	2005	% Change

Net premiums written	$37,886,042	$53,439,050	(29.10)	$115,332,247	$153,749,079	(24.99)
Net investment income	27,213,672	24,913,462	9.23	80,603,825	73,310,458	9.95
Amortization of interest maintenance reserve	17,827	1,422,108	(98.75)	100,277	3,102,027	(96.77)
Commissions and expense allowances on reinsurance ceded	1,834,459	2,309,463	(20.57)	5,778,763	8,761,904	(34.05)
Income from fees associated with Separate Accounts	755,639	951,468	(20.58)	2,559,919	2,545,788	0.56
Total revenues	$67,707,638	$83,035,551	(18.46)	$204,375,031	$241,469,256	(15.36)

Death benefits and matured endowments	$9,459,133	$10,595,563	(10.73)	$30,097,582	$25,618,091	17.49
Annuity benefits	10,463,908	9,024,180	15.95	26,619,650	16,791,625	58.53
Disability benefits and benefits under accident and health contracts	556,563	484,157	14.96	1,215,340	1,046,366	16.15
Surrender benefits and group conversions	4,468,607	5,407,125	(17.36)	16,260,645	14,910,773	9.05
Interest and adjustments on deposit-type contract funds	2,259,707	2,463,402	(8.27)	7,014,565	7,486,511	(6.30)
Increase in aggregate reserves for life and accident and health contracts	26,543,268	37,868,789	(29.91)	71,899,714	115,497,545	(37.75)
Payments on supplementary contracts with life contingencies	77,577	73,218	5.95	231,661	220,624	5.00
Total benefit expenses	$53,828,763	$65,916,433	(18.34)	$153,339,156	$181,571,535	(15.55)

Commissions	$8,319,379	$8,784,942	(5.30)	$25,355,653	$25,777,011	(1.63)
General insurance expenses and taxes	7,487,053	8,223,280	(8.95)	24,214,800	24,041,975	0.72
Increase in loading on deferred and uncollected premiums	(1,506,574)	(768,211)	(96.11)	(4,478,863)	(4,573,489)	2.07
Net transfers to or (from) Separate Accounts			N/A	(211,220)		N/A
Other deductions			N/A	109	108	0.63
Total operating expenses	$14,299,858	$16,240,011	(11.95)	$44,880,478	$45,245,606	(0.81)

Federal and Foreign Income Taxes Incurred	219,114	2,696,011	(91.87)	5,022,716	9,273,251	(45.84)

Net gain from operations before realized capital gains or (losses)	$(640,097)	$(1,816,904)	64.77	$1,132,681	$5,378,864	(78.94)

Net realized gains or (losses) net of capital gains tax	(57,569)	(1,000,054)	94.24	27,640,006	320,550	8522.69

Net Income (Statutory)	$(697,666)	$(2,816,958)	75.23	$28,772,687	$5,699,414	404.84

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance
Commissioners and filed with the appropriate regulatory bodies.

2006 Third-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/06	09/30/06	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05	06/30/06	06/30/05	09/30/06	09/30/05	12/31/06	12/31/05
Gross Written Premiums		$50	$51	$50	$57	$66	$64	$62	$101	$126	$152	$192		$249
Bank Owned Life Insurance (BOLI) Adjustment		0	0	0	0	0	0	0	0	0	0	0		0
Adjusted Gross Written Premiums		$50	$51	$50	$57	$66	$64	$62	$101	$126	$152	$192		$249

Insurance Expense		$7	$7	$7	$8	$7	$7	$7	$14	$14	$23	$21		$29

Expense Ratio		14.7%	13.5%	14.5%	14.4%	10.3%	10.7%	10.9%	14.0%	10.8%	14.9%	10.8%		11.7%
Expense Ratio based on Adjusted Gross Written Premium		14.7%	13.5%	14.5%	14.4%	10.3%	10.7%	10.9%	14.0%	10.8%	14.9%	10.8%		11.7%

(Dollars in millions)	Years ended December 31,
	2005	2004	2003	2002	2001	2000
Gross Written Premiums	$249	$230	$173	$244	$122	$157
Bank Owned Life Insurance (BOLI) Adjustment	0	(10)	0	(34)	0	(20)
Adjusted Gross Written Premiums	$249	$220	$173	$210	$122	$137

Insurance Expense	$29	$25	$25	$27	$25	$20

Expense Ratio	11.7%	11.1%	14.8%	10.9%	20.6%	12.9%
Expense Ratio based on Adjusted Gross Written Premium	11.7%	11.6%	14.8%	12.6%	20.6%	14.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2006 Third-Quarter Supplement